UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2025

WINGSTOP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37425	47-3494862
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)

2801 N Central Expressway
Suite 1600
Dallas, Texas		75204
(Address of principal executive offices)		(Zip Code)

(972) 686-6500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WING	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 11, 2025, the Board of Directors (the “Board”) of Wingstop Inc. (the “Company”) and the Compensation Committee of the Board approved a one-time retention equity award under the Wingstop Inc. 2024 Omnibus Incentive Plan to Michael J. Skipworth, the Company’s President and Chief Executive Officer, consisting of 45,505 performance-based restricted stock units (the “PSU Award”), which have a grant date value of $12.5 million, and 45,505 service-based restricted stock units (the “RSU Award”), which have a grant date value of $12.5 million.

The PSU Award consists of performance-based restricted stock units that will be eligible to vest between 0% and 100% subject to the Company’s achievement of system-wide sales targets during the 12-month performance period commencing on the first day of the Company’s fiscal third quarter in 2029 and ending on the last day of the Company’s fiscal second quarter in 2030. The PSU Award is subject to forfeiture or acceleration upon certain qualifying events in accordance with the terms of the award agreement (the “PSU Award Agreement”).

The RSU Award consists of time-based restricted stock units that vest following a five-year period from the date of grant. The RSU Award is subject to forfeiture or acceleration upon certain qualifying events in accordance with the terms of the award agreement (the “RSU Award Agreement”).

The PSU Award and RSU Award are structured to retain Mr. Skipworth, incentivize future service to the Company, and further align his interests with those of the Company’s stockholders.

The foregoing descriptions of the PSU Award Agreement and RSU Award Agreement do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the PSU Award Agreement and RSU Award Agreement attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, which agreements are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

10.1	Form of Performance-Based Restricted Stock Unit Agreement for Chief Executive Officer Grant
10.2	Form of Service-Based Restricted Stock Unit Agreement for Chief Executive Officer Grant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Wingstop Inc.

Date:	September 15, 2025	By:	/s/ Albert G. McGrath
Senior Vice President